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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           July 21, 2003 (May 9, 2003)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                West Corporation
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-21771


                  DELAWARE                                 47-0777362
      (State or other jurisdiction of          (IRS Employer Identification No.)
      incorporation or organization)

 11808 Miracle Hills Drive, Omaha, Nebraska                   68154
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (402) 963-1200

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Item 2.  Acquisition or Disposition of Assets.

     On May 9, 2003, West Corporation announced it had completed its acquisition of InterCall, Inc. ("InterCall") after receiving approval from the stockholders of InterCall's parent company, ITC Holding Company, Inc. ("ITC"). The acquisition was effected through a merger of a wholly-owned subsidiary of West Corporation (the "merger") with and into ITC with ITC (now known as InterCall Holding Corporation) as the Surviving entity, which resulted in the acquisition by West Corporation of all of the issued and outstanding shares of common stock of ITC.

     West Corporation filed Current Reports on Form 8-K dated March 28, 2003, April 1, 2003 and May 9, 2003, respectively, which included information about the merger. West Corporation is filing this Current Report on Form 8-K/A pursuant to Item 7 of Form 8-K to disclose ITC's financial statements for the fiscal years ended December 31 of 2002, 2001 and 2000 and the three months ended March 31, 2003 and March 31, 2002. Additional unaudited pro forma combined condensed financial statements are attached hereto as Exhibit 99.1, and give effect to the merger based upon West Corporation's fiscal year ended December 31, 2002 and the three month period ended March 31, 2003.

Item 7.  Financial Statements and Exhibits.

     23.1 Consent of Ernst & Young LLP.

     99.1 Pro forma financial information.

     99.2 Audited Consolidated Financial Statements of ITC Holding Company, Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.

     99.3 Unaudited Condensed Consolidated Financial Statements of ITC Holding Company, Inc. and Subsidiaries as of March 31, 2003 and for the three months ended March 31, 2003 and 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 21, 2003

                                       WEST CORPORATION


                                       By: /s/ Thomas B. Barker
                                           -------------------------------------
                                           Thomas B. Barker
                                           President and Chief Executive Officer


                                       By: /s/ Paul M. Mendlik
                                           -------------------------------------
                                           Paul M. Mendlik
                                           Executive Vice President -
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit                    Description                                     Page

     23.1  Consent of Ernst & Young LLP ................................      5

     99.1  Pro forma financial information .............................      6

     99.2  Audited Consolidated Financial Statements of ITC Holding
           Company, Inc. and Subsidiaries as of December 31, 2002 and
           2001 and for each of the three years in the period ended
           December 31, 2002 ...........................................     12

     99.3  Unaudited Condensed Consolidated Financial Statements of ITC
           Holding Company, Inc. and Subsidiaries as of  March 31, 2003
           and for the three months ended March 31, 2003 and
           2002 ........................................................     83

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